UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported):

May 23, 2005

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0588488
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1339 Moffett Park Drive

Sunnyvale, California 94089

408-752-0723

(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

RAE Systems Inc. (the “Company”) has prepared a presentation that will be made to investors at a series of meetings during May 2005 and from time to time thereafter. The presentation was first provided to investors at a conference held on May 23, 2005. A copy of the presentation is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit No.	Description
	99.1	Presentation for investor meetings during May 2005 and from time to time thereafter.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

Date: May 23, 2005	By:	/s/ Robert I. Chen
Robert I. Chen
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation for investor meetings during May 2005 and from time to time thereafter.